UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): December 12, 2025

NATIONAL FUEL GAS COMPANY

(Exact name of registrant as specified in its charter)

New Jersey	1-3880	13-1086010
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

6363 Main Street
Williamsville, New York	14221
(Address of principal executive offices)	(Zip Code)

(716) 857-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	NFG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 12, 2025, National Fuel Gas Company (the “Company”) entered into a common stock subscription agreement (the “Subscription Agreement”) with certain investors (the “Investors”) pursuant to which the Company agreed to sell to the Investors, in a private placement, shares of common stock (the “Offering”). Upon closing of the Offering, the Company expects to receive gross proceeds of $350 million, before deducting fees and expenses, resulting from the sale of 4,402,513 shares of common stock at a purchase price of $79.50 per share. The Offering is expected to close on December 17, 2025, subject to the satisfaction of the closing conditions set forth in the Subscription Agreement.

The Company intends to use the net proceeds from the Offering for general corporate purposes, including to finance a portion of the purchase price for the Company’s previously announced acquisition of CenterPoint Energy Resources Corp.’s Ohio regulated gas utility business.

As part of the Subscription Agreement, the Company is required to enter into a registration rights agreement with the Investors at the closing of the Offering (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, the Company will be required to prepare and file a prospectus supplement to its existing Form S-3 registration statement or a new registration statement (collectively, the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933 (the “Securities Act”) covering the resale of the shares of common stock within 15 calendar days following the closing date of the Offering.

The foregoing summary of the Subscription Agreement, including the Form of Registration Rights Agreement that is an exhibit to the Subscription Agreement, is subject to, and qualified in its entirety by, the text of the Subscription Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 is incorporated by reference into this Item 3.02. The shares of common stock being sold pursuant to the Subscription Agreement are being sold and issued without registration under the Securities Act, in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act as a transaction not involving a public offering and Rule 506 promulgated thereunder, and in reliance on similar exemptions under applicable state laws.

Item 7.01	Regulation FD Disclosure.

On December 15, 2025, the Company issued a press release regarding the Offering. A copy of the press release is furnished as part of this Current Report as Exhibit 99.1. Neither the furnishing of the press release as an exhibit to this Current Report nor the inclusion in the press release of any reference to the Company’s internet address shall, under any circumstances, be deemed to incorporate the information available at such internet address into this Current Report. The information available at the Company’s internet address is not part of this Current Report or any other report filed or furnished by the Company with the SEC.

This Current Report and the press release furnished as part of this Current Report contain “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical facts. Forward-looking statements generally are identified by the words “anticipates,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “predicts,” “projects,” “believes,” “seeks,” “will,” “may,” and similar expressions. All statements other than statements of historical fact, including statements concerning plans, objectives, goals, projections, strategies, future events or performance and underlying assumptions, are forward-looking statements. Forward-looking statements include, but are not limited to, any statements regarding the Offering and the timing of the filing of the Registration Statement, the anticipated gross proceeds from the Offering and the anticipated use of the net proceeds of the Offering. Actual outcomes or results may differ materially from the forward-looking statements as a result of changes in circumstances, assumptions not being realized or other risks, uncertainties and other factors. It is not possible to predict or identify all risk factors. Descriptions and listings of uncertainties and risk factors can be found in our Annual Report on Form 10-K for the year ended September 30, 2025 and in subsequently filed quarterly reports on Form 10-Q and current reports on Form 8-K. You should consider all risks, uncertainties and other factors identified above and in those SEC reports carefully when evaluating the forward-looking statements in this Current Report and the press release.

Although the forward-looking statements contained in this Current Report and the press release are based on expectations, beliefs and projections expressed in good faith and believed by the Company to have a reasonable basis, there can be no assurance that management’s expectations, beliefs or projections will result or be achieved or accomplished. Such forward-looking statements are made based on information available as of the date of this Current Report, and, except as required by law, the Company undertakes no obligation to, and expressly disclaims any obligation to, revise or update such statements to reflect new information or subsequent events or circumstances.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Common Stock Subscription Agreement, dated as of December 12, 2025, by and among National Fuel Gas Company and the investors party thereto.*

99.1	Press Release, dated December 15, 2025, issued by National Fuel Gas Company.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 15, 2025

NATIONAL FUEL GAS COMPANY

By:	/s/ Lee E. Hartz
Name:	Lee E. Hartz
Title:	General Counsel and Secretary

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